                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 31, 2002 included in Carlisle Companies Incorporated Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.



                                          Arthur Andersen LLP




May 23, 2002
Charlotte, North Carolina